Investment Strategy - T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	Feb. 25, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap growth companies. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund considers a company to be a mid-cap growth company if the company’s securities are (i) represented in the Russell Midcap® Growth Index; or (ii) represented in an appropriate third-party growth-oriented index and the company’s market capitalization falls within the market capitalization range of companies in the Russell Midcap Index, MSCI USA Mid Cap Index, or MSCI World Mid Cap Index (after systematically removing any companies that cannot reasonably be considered a mid-cap company from the high and low ends of the range of each index). The market capitalizations of the companies in the indexes change over time and the indexes are periodically reconstituted to ensure that they continue to accurately reflect the mid-cap equity market. As of December 31, 2025, the market capitalization range represented across the Russell Midcap Index, MSCI USA Mid Cap Index, and MSCI World Mid Cap Index (after removing any outlier companies) was $1.8 billion to $98 billion.

The fund has the flexibility to purchase some large-cap and small-cap companies that have qualities consistent with the portfolio’s core characteristics. The adviser expects the earnings of these companies to grow at a faster rate than the average company. The portfolio is broadly diversified, and the top 25 holdings are not expected to constitute a large portion of the fund’s assets. This broad diversification should help reduce the effects of individual security price volatility on overall fund performance.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The adviser generally uses a growth approach, looking for companies with one or more of the following characteristics:

●	a demonstrated ability to consistently increase revenues, earnings, and cash flow;

●	capable management;

●	attractive business niches; and

●	a sustainable competitive advantage.

Valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate, are also considered. The adviser typically limits holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

At times, the fund may have a significant portion of its assets invested in the same economic sector.

Strategy Portfolio Concentration [Text]	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap growth companies.